UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor,

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD.

On May 24, 2018, Autoliv, Inc. (“Autoliv”) announced that its board of directors approved a pro rata distribution (the “Spin-off”) to Autoliv stockholders of all of the outstanding shares of Veoneer, Inc. (“Veoneer”). The Spin-off is expected to be completed on June 29, 2018, and Veoneer is expected to begin “regular way” trading on the New York Stock Exchange under the symbol “VNE” and on Nasdaq Stockholm under the symbol “VNE SDB” on July 2, 2018.

Support Agreements

Autoliv announced today that it and Veoneer entered into support agreements with each of Autoliv’s current and Veoneer’s future three major stockholders, Cevian Capital II GP Limited, Alecta Pensionsförsäkring, Ömsesidigt, and AMF Pensionsförsäkring AB, on May 30, 2018. These current stockholders of Autoliv are expected to own more than 20% of the outstanding shares of Veoneer common stock following the completion of the Spin-off. The support agreements require each of the stockholders to hold more than 80% of the number shares of Veoneer common stock it receives in the Spin-off for a period of nine months following the anticipated completion of the Spin-off, or March 31, 2019.

A copy of the press release announcing the entry into the support agreements is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Investor Day

As previously announced, in connection with the Spin-off, Autoliv and Veoneer are jointly hosting an investor day in Stockholm on May 31, 2018 and New York on June 4, 2018. The event in Stockholm will be made publicly available by webcast and telephone conference. Autoliv published today certain information that will be presented by members of Autoliv’s and Veoneer’s management at the event. Materials for each of the presentations at the event are available on Autoliv’s website at www.autoliv.com. An audio replay of the webcast of the event will be available on Autoliv’s website shortly after the conclusion of the event and will remain available for a period of one year. The presentations used at the Investor Day in Sweden will also be used for the Investor Day in New York.

A copy of the press release regarding the investor day is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Financial Information

Autoliv also announced today that it has published certain unaudited historical financial information for the years ended December 31, 2017 and 2016 for the remaining passive safety business of Autoliv following completion of the Spin-off. This historical financial information of Autoliv is included as an appendix to the press release furnished hereto as Exhibit 99.2 and is also available at www.autoliv.com.

A copy of the press release regarding the unaudited historical financial information of Autoliv is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibits attached hereto as Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated May 31, 2018 (Support Agreements).

99.2	Press Release of Autoliv, Inc. dated May 31, 2018 (Investor Day).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated May 31, 2018 (Support Agreements).

99.2	Press Release of Autoliv, Inc. dated May 31, 2018 (Investor Day).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Group Vice President for Legal Affairs, General Counsel and Secretary

Date: May 31, 2018